Commitments and Contingencies	12 Months Ended
Jan. 31, 2023
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and Contingencies [Text Block]

9. Commitments and Contingencies

Effective July 1, 2022, the Company signed a new two-year contract with a corporation owned and controlled by the CEO to pay monthly compensation of $10,000 for CEO services. In addition, the Company is obligated to pay monthly rent of $2,000 and an additional $1,500 for the use of a personal vehicle.

Effective July 1, 2022, the Company signed a two-year contract with a corporation owned and controlled by the COO to pay monthly compensation of $8,500 for COO services. In addition, the Company is obligated to pay an additional $1,500 for the use of a personal vehicle.